AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
August 2012

For the month of August 2012, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.22% and a net return of 0.19%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.07% for the month.

August gross relative performance: 0.15%

Performance for periods ended August 31, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.14%	6.73%	6.76%	7.14%	5.88%
HIT Total Net Rate of Return	3.85%	6.28%	6.30%	6.69%	5.45%
Barclays Capital Aggregate Bond Index	3.85%	5.78%	6.51%	6.66%	5.48%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Good performance of the agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. Spreads contracted for Ginnie Mae construction loan certificates and permanent loan certificates by approximately 9 basis points (bps) and 4 bps, respectively.  Fannie Mae multifamily DUS securities also performed well over the month with spreads tightening across all structures.  The 10/9.5 structure tightened by approximately 6 bps, while the shorter duration 5/4.5 structure tightened by 10 bps.

●
The HIT’s short relative duration to the Barclays Aggregate was marginally advantageous to performance as interest rates increased across the majority of the yield curve.  Two-year, 10-year and 30-year Treasury yields rose by 1, 8, and 13 bps, respectively.  Swap spreads tightened across the curve, positively affecting relative returns because the portfolio is overweight in spread-based assets.  Two-year, 5-year and 10-year spreads tightened by 2, 1.5, and 1 bps, respectively.

●
The portfolio’s underweight to Treasuries as this was the worst performing sector in the Barclays Aggregate.  At the end of August, the index had a Treasury allocation of 36.1%, while the HIT held 9.5%.

AFL-CIO HOUSING INVESTMENT TRUST                                             August 2012 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, which were the second best performing major sector in the index with excess returns of 42 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 20.9% of the index as of August 31, 2012.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 7, 20, 43, and 52 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 93% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee compared to approximately 74% for the Barclays Aggregate.

August 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.13%	0	5.69
Agencies	+0.15%	+17	3.72
Single family agency MBS (RMBS)	+0.11%	+12	2.87
Corporates	+0.22%	+42	7.19
Commercial MBS (CMBS)	+0.84%	+80	3.19
Asset-backed securities (ABS)	+0.30%	+29	3.23

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/12	8/31/12	Change
1 Month	0.048%	0.084%	0.035%
3 Month	0.099%	0.074%	-0.025%
6 Month	0.134%	0.129%	-0.005%
1 Year	0.160%	0.160%	0.000%
2 Year	0.213%	0.222%	0.009%
3 Year	0.281%	0.291%	0.011%
5 Year	0.582%	0.591%	0.009%
7 Year	0.969%	0.998%	0.029%
10 Year	1.469%	1.549%	0.081%
30 Year	2.547%	2.673%	0.126%

               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.